UBS Energy Conference Houston August 9, 2006 Peabody Energy NYSE: BTU

Statement on Forward-Looking Information Some of the following information contains forward-looking statements within the meaning of the Securities Act of 1933 and Securities Exchange Act of 1934 and is intended to come within the safe-harbor protection provided by those sections. Our forward-looking statements are based on numerous assumptions that we believe are reasonable, but they are open to a wide range of uncertainties and business risks that may cause actual results to differ materially from expectations as of July 20, 2006. These factors are difficult to accurately predict and may be beyond the control of the company. These risks include, but are not limited to: growth in coal and power markets; future worldwide economic conditions; economic strength and political stability of countries in which we have operations or serve customers; weather; transportation performance and costs, including demurrage; ability to renew sales contracts; successful implementation of business strategies; regulatory and court decisions; legislation and regulations; changes in post- retirement benefit and pension obligations; negotiation of labor contracts and labor availability and relations; capacity and cost of surety bonds and letters of credit; integration of acquisitions; effects of changes in currency exchange rates; risks associated with customers, including credit risk; risks associated with performance of suppliers; availability and costs of key commodities such as steel, tires, diesel fuel and explosives; performance risks related to high-margin metallurgical coal production; geology and equipment risks inherent to mining; terrorist attacks or threats; replacement of reserves; implementation of new accounting standards; inflationary trends; effects of interest rates; effects of acquisitions or divestitures; revenues and other risks detailed in the company's reports filed with the Securities and Exchange Commission (SEC), including the Management Discussion and Analysis of the Annual Report filed on Form 10-K. We disclaim any intent or obligation to update these forward-looking statements. EBITDA or Adjusted EBITDA is defined as income from continuing operations before deducting net interest expense, early debt extinguishment charges, income taxes, minority interests, asset retirement obligation expense & depletion, depreciation & amortization. For a reconciliation of EBITDA, a non-GAAP measure, to the most comparable GAAP measure, we refer you to PeabodyEnergy.com. 7/20/2006

BTU: Premier Investment in Sector Best leverage to rising markets from diverse portfolio Aggressive focus on safety and costs Future growth from new contracts at higher prices Unmatched reserve base feeds significant organic pipeline Global expansion into high-growth markets Major generation and Btu Conversion projects Significant opportunity as BTU narrows valuation gap Early Stages of Long-Term Significant Growth

2001 2002 2003 2004 2005 2006 16 105.5 95 178 423 530 125 2001 2002 2003 2004 2005 2006 378 406.1 410.3 559 870 1050 100 BTU in Early Stages of Strong Growth from Higher Base 2001 2002 2003 2004 2005 2006 2577 2717 2829 3632 4664 4664 EBITDA In millions. Excludes discontinued operations and charges related to 2003 pre-tax debt extinguishment. July 20, 2006 targets for reference only. Revenues Income TARGET $1,050 - $1,150 TARGET $539 - $655

INDUSTRY OVERVIEW

"Morales ordered soldiers to secure Bolivia's natural gas fields and installations..." - Los Angeles Times 5/2/06 World Events Drive Coal to Displace Oil & Gas "In Nigeria, a quarter of oil production remained shut down due to militant violence." - FX Street.com 5/5/06 "BP said it will replace 16 miles of pipeline and production could be closed for weeks or months." - AP 8/7/06 "World oil prices could triple if the West's stand-off over Iran's nuclear programme escalates into conflict." - BBC News 5/30/06 "Russia-Ukraine Gas Crisis a 'Wake Up Call' for EU Energy Sector." - European Parliament 1/9/06 "China has extended a $2 billion credit to Angola to help rebuild the oil-rich country ravaged by 27 years of civil war." - Agence France Presse 6/22/06

Source: World Energy Outlook 2004, International Energy Agency. BP Statistical Review of World Energy, 2005. Global Energy Demand Million Tonnes of Oil Equivalent Satisfying the World's Increased Energy Demand Coal Growing Far Faster Than Expected +52% +70% +146% +2,286% +57% +51% +89% +10% Actual * * * , , , , , , ,

Global Coal Use Soars 23%, or 1 Billion Tons, in 4 Years Four-Year Percent Change in Global Energy Consumption Source: BP Statistical Review of World Energy, 2006 edition. Coal Natural Gas Hydro Oil Nuclear 2002 - 2004 23 12 12 8 4 23% 2001 - 2005 Change 12% 8% 12% 4% Coal Natural Gas Oil Hydro Nuclear

Global Coal Consumption to Nearly Double by 2030 Countries Served by BTU Customer Plants Served Peabody Mines Export Terminals +689 +456 +3,114 Growth in Total Annual Coal 2002-2030 (Million Short Tons) +137 +22 Amounts in million short tons. Source: U.S. Department of Energy, Energy Information Administration, International Energy Outlook 2006. Projected Australia export flow for 2004-2030. Increase in Global Coal Demand

The Build-Out of New U.S. Coal-Based Power Plants Has Begun

More than 30,000 MW of New Plants Likely by 2010



Units
400 MW
1,430 MW
1,070 MW
8,514 MW
20,411 MW
Tucson Elect Springerville 3 400 MW
MidAmerican CB4 790 MW
Santee Coop. Cross Unit 3 640 MW
Secure Energy CTG
Newmont TS Plant 200 MW
Black Hills Wyg2, Unit 4 90 MW
WPSC Weston 4 500 MW
NAPG Two Elk 280 MW
Santee Coop. Cross Unit 4 640 MW
OPPD NC2 660 MW
NRG Big Cajn. II, 4 675 MW
CLECO Rodemacher 600 MW
Wellington Dev 525 MW
TXU Sandow 5 600 MW
Rentech East Dubuque 76 MW
Xcel Comanche 3 750 MW
WE Energies Elm Road 1 615 MW
EKPC Spurlock 4 278 MW
SRP Springerville 4 400 MW
Global Energy /Lima 600 MW
W. Greenbrier Cogen 85 MW
TXU Oakgrove 1&2 1720 MW
River Hill Power 290 MW
WE Energies Elm Rd. 2 600 MW
CPS Spruce 2 750 MW
LG&E Trimble Cty 2 750 MW
Springfield CWLP Dallman 4 200 MW
Duke Cliffside #6 800 MW
Dominion Conneaut 600 MW
AEP Meigs IGCC 600 MW
Gen Power Longview 660 MW
LSP Plum Point 1 665 MW
Nevco Energy 270 MW
Sithe Desert Rock 1500 MW
Otter Creek Energy Proj 750 MW
SE Idaho Pocatello 500 MW
LSP White Pine 1600 MW
TXU Existing Plants 6400 MW
Rentech Gillette 104 MW
South Heart Coal 500 MW
UAMPs/Pacif Intermt. 3 950 MW
DKRW 200 MW
Southern MT Highwood 1 250 MW
Orlando UC/ Southern 285 MW
Nuvista /Calista 100 MW
Erora Taylorville 777 MW
Indeck-Elwood 600 MW
2006
2007
2008
2009
2010

Source: NETL, "Tracking New Coal-fired Power Plants" June 21, 2006; Peabody analysis.

10

Based on U.S. DOE NETL; Estimates from air permits / press releases; and Peabody analysis. Other Western includes Montana, Alaska and Utah. New U.S. Coal-Based Power Plants Add 100+ Million Tons of Coal Use by 2010 2006 2007 2008 2009 2010 PRB 1.5 4.6 7.6 14.6 55 Illinois Basin 0.6 5.9 13.4 Appalachia 1.6 5.3 13.4 25 Lignite 11.8 14.4 Other Western 0.8 0.8 12.7 2 6 14 47 120 154 Total Plants Planned / 93 Gigawatts in 40 States / 300+ MTPY of Coal Demand Expected Added Coal Use in New Plants

1/1/1998 2/1/1998 3/1/1998 4/1/1998 5/1/1998 6/1/1998 7/1/1998 8/1/1998 9/1/1998 10/1/1998 11/1/1998 12/1/1998 1/1/1999 2/1/1999 3/1/1999 4/1/1999 5/1/1999 6/1/1999 7/1/1999 8/1/1999 9/1/1999 10/1/1999 11/1/1999 12/1/1999 1/1/2000 2/1/2000 3/1/2000 4/1/2000 5/1/2000 6/1/2000 7/1/2000 8/1/2000 9/1/2000 10/1/2000 11/1/2000 12/1/2000 1/1/2001 2/1/2001 3/1/2001 4/1/2001 5/1/2001 6/1/2001 7/1/2001 8/1/2001 9/1/2001 10/1/2001 11/1/2001 12/1/2001 1/1/2002 2/1/2002 3/1/2002 4/1/2002 5/1/2002 6/1/2002 7/1/2002 8/1/2002 9/1/2002 10/1/2002 11/1/2002 12/1/2002 1/1/2003 2/1/2003 3/1/2003 4/1/2003 5/1/2003 6/1/2003 7/1/2003 8/1/2003 9/1/2003 10/1/2003 11/1/2003 12/1/2003 1/1/2004 2/1/2004 3/1/2004 4/1/2004 5/1/2004 6/1/2004 7/1/2004 8/1/2004 9/1/2004 10/1/2004 11/1/2004 12/1/2004 1/1/2005 2/1/2005 3/1/2005 4/1/2005 5/1/2005 6/1/2005 7/1/2005 Coal 1.4549 1.447 1.412 1.385 1.355 1.318 1.289 1.273 1.2532 1.2572 1.2684 1.266 1.2621 1.266 1.2592 1.2613 1.2496 1.2363 1.2392 1.2115 1.2215 1.2427 1.2397 1.245 1.2193 1.2292 1.2182 1.2132 1.2084 1.2073 1.1921 1.1829 1.1906 1.1872 1.1949 1.2217 1.2113 1.2213 1.2055 1.2035 1.1933 1.1942 1.2102 1.2124 1.2287 1.2486 1.2469 1.2518 1.2437 1.259 1.2385 1.2353 1.2312 1.2346 1.2428 1.2339 1.2236 1.2464 1.2225 1.2191 1.2254 1.2251 1.2152 1.2614 1.2272 1.2248 1.2155 1.2064 1.2182 1.2275 1.2489 1.2609 1.2593 1.2524 1.2546 1.2521 1.2591 1.2529 1.2416 1.2342 1.2253 1.2779 1.2953 1.3063 1.315 1.3085 1.3397 1.3484 1.3428 1.37 1.369 1.3583 1.4285 1.4586 1.4728 1.5029 1.5257 1.5016 1.486 Natural Gas 2.321 2.153 2.328 2.56 2.23 1.984 2.641 2.76 2.7482 2.5108 2.5479 2.6074 2.4889 2.3905 2.4937 2.2034 2.1457 2.2519 2.4649 2.3175 2.2566 2.2301 2.1428 2.267 2.5541 2.5104 2.5487 2.8931 2.9914 2.8116 2.8435 2.6493 2.7255 2.8936 2.8946 3.1675 3.5635 4.3928 4.3474 4.322 4.8706 5.2554 5.3436 8.414 9.0694 6.3482 5.654 5.5833 5.1414 4.2841 3.7498 3.6183 3.0693 2.7327 3.3622 3.0677 3.1927 3.0128 3.3824 3.7795 3.763 3.5595 3.4417 3.3783 3.8015 4.1648 4.3473 4.6368 5.6146 6.1907 7.1343 5.5818 5.6011 6.0953 5.6765 5.2177 5.3062 5.1248 4.9013 5.9069 6.0879 5.6532 5.8785 5.9314 6.2513 6.5259 6.1955 6.2739 5.6232 6.3644 6.3726 6.8648 6.7097 6.4313 6.6429 7.1954 6.6292 6.8373 7.414 Oil 3.319 2.465 2.475 2.362 2.409 2.586 3.034 2.788 2.3552 2.0604 1.9932 2.1903 2.1526 2.1667 2.2026 2.03 1.9607 2.0793 1.992 1.753 1.7632 1.6621 1.7564 2.1237 2.302 2.3939 2.5888 2.9539 2.9934 3.0958 3.0982 3.3377 3.5481 3.7868 3.673 3.6149 4.3614 4.167 4.2623 4.1887 4.5235 4.6456 4.3443 4.4419 4.2572 4.083 3.8986 3.863 3.7616 3.7907 3.5746 3.4782 3.6436 3.384 2.7918 2.7506 2.6775 2.4306 2.9005 3.5388 3.5938 3.6362 3.5052 3.8667 3.6473 4.0992 3.9019 4.0865 4.5043 5.0459 4.7317 4.4419 4.079 4.1072 4.5108 4.4785 4.152 4.1892 4.2167 4.0118 4.1132 4.0478 3.9682 4.0583 4.7573 4.7143 4.5677 4.5062 4.4933 4.8672 4.8221 4.6388 4.7584 4.9014 5.2263 5.7944 5.8689 6.0798 6.4418 High Oil and Gas Prices Magnify Coal's Competitive Advantage Delivered cost of fossil fuel at steam electric utility plants. Source: Platts Fossil-Fuel Receipts at Steam-Electric Utility Plants through November 2005. EIA March 2006 Short-Term Energy Outlook, December 2005 - December 2007. NYMEX HH Futures January 2008 - December 2011, ino.com on July 26, 2006. Coal Deliveries Natural Gas Deliveries Natural Gas Futures Oil 1998 1999 2002 2001 2000 2005 2004 2003 2008 2007 2006 2009 2010 Coal Opportunity 2011

Btu Conversion Technologies Expand Markets for Coal MITTAL PRAIRIE STATE EPIC CARDINAL EASTMAN GATEWAY RENTECH RENTECH FUTUREGEN

Robust Long-Term U.S. Coal Outlook Enhanced by Btu Conversion Demand 2005 U.S. Coal Demand 2030 Coal Demand (EIA) 2030 Coal Demand (NCC) 2030 Coal Demand (EIA / SSEB) 1.1 billion 1.7 billion 2.4 billion 2.5 billion Source: U.S. Energy Information Agency 2030 projections include 190 million tons per year for coal to liquids; Southern States Energy Board July 2006 Report calls for 1.1 billion tons of coal-to-liquids; National Coal Council April 2006 Report calls for 2.4 billion tons per year of coal used for multiple uses including clean electricity, coal to gas and coal to liquids. (Peabody was a participant in the SSEB and NCC Reports.) U.S. Coal Demand (Tons in Millions) Forecasts

DEMAND DRIVERS SUPPLY DRIVERS Global Coal Supply & Demand Supply/Demand Balance For Coal is Increasingly Bullish Escalating Cost Structures High Cost of Competing Fuels Higher Utilization of Existing Coal Fleet Coal-to-Liquids Plants and Btu Conversion Scarcity of Equipment and Labor High Steel Prices Declining Geology in Appalachia Strong U.S. Economic Growth Soaring Energy Demand in China and India Major Build-Out of New Coal-Based Plants Rail and Port Constraints Regulatory Environment: Safety and Permitting

COMPANY OVERVIEW

Source: Company reports and websites and SEC filings. 2005 values are on a short-ton basis. Reserves (tons in billions) Sales (tons in millions) World Leader in Sales and Reserves Peabody Best Positioned to Meet Demand Growth

Peabody's Strategies Target Margin Expansion and Growth Executing the basics: best-in-class safety, operations and marketing Capitalizing on organic growth opportunities Expanding into high-growth global markets Participating in new generation and Btu Conversion projects

Source: Peabody 2006; U.S. Department of Labor, Occupational Safety & Health Administration, 2004 Peabody 2005 2.8 Peabody 2004 4.15 Wholesale 4.5 Leisure & Hospitality 4.7 Utilities 5.2 Retail 5.3 Coal Mining 5.6 Education & Health Services 5.8 Agriculture/Forestry/Fishing/Hunting 6.4 Construction 6.4 Manufacturing 6.6 Transportation & Warehousing 7.8 Wholesale Utilities Coal Mining Retail Agriculture/Forestry/Fishing/Hunting Manufacturing Transportation & Warehousing Peabody 2005 Education & Health Services Leisure & Hospitality Construction Peabody Safety Performance Continues to Improve Accidents Per 200,000 Hours Peabody 2004 2.8 4.1 5.6 Executing the Basics: Safety is the Key

Executing the Basics: Leading Productivity Rawhide Caballo North Antelope Rochelle Industry Average (Underground) Industry Average (Surface) First quarter 2006 data. Source: U.S. Department of Labor Mine Safety & Health Administration. Peabody Operates the Three Most Productive U.S. Mines #1 #2 #3 Industry Average (SPRB)

Executing the Basics: Benefiting from Strong Global Coal Markets Published PRB prices double in past two years Colorado and Illinois Basin prices up 50% to 100% in past two years Coal prices, like natural gas, show sharp rise in forward years Australia thermal and met prices settle at high levels Recent warm weather drawing down stockpiles in Europe and U.S.

Executing the Basics: Meeting Plants Needs for Best Delivered-Cost Fuel 8800 PRB Coal CAPP Coal South American Import Natural Gas Fuel 0.76 2.06 2.86 9.725 Delivery 1.42 0.56 0.88 0.25 Delivered Cost Per mmBtu to ECAR/Cinergy U.S. Plant Imported South American coal based on fourth quarter 2007 coal and transportation prices to inland Southeastern U.S; natural gas based on fourth quarter 2007 forward price per INO.com with $0.25/mmBtu delivery. * Based on premium PRB product. $2.18 $2.62 $3.74 $9.98 $25.89* per ton PRB Parity with CAPP

Executing the Basics: Contracts Repriced at Higher Levels 2006 2007 2008 Uncommitted 3.4 41.1 88.1 Committed & Unpriced 0.8 26 46.7 0 - 5 60 - 70 130 - 140 Unpriced Peabody Production (Tons in Millions) Unpriced tons of expected production at June 30, 2006.

COMPLETED UNDER CONSTRUCTION IN PERMITTING IN PLANNING 75 MTPY of Developments and Expansions by 2010 Organic Growth Pipeline from 9.8 Billion Ton Reserve Base

Peabody Energy to Acquire Excel Coal Peabody Energy (NYSE: BTU) agreement on track to acquire Excel Coal Limited (ASX: EXL) Peabody will pay A$8.50 per share for all outstanding shares of Excel Total acquisition price of approximately US$1.33 billion plus assumed debt of US$170 million* Cash offer is subject to various regulatory approvals and approval by Excel shareholders Closing targeted for early fourth quarter 2006 * Assumes U.S. currency equivalent of A$0.73

Peabody Acquisition of Excel: Transaction Highlights Accretive to earnings and cash flows in 2007 Offer represents 4.6x FY2008 EV/EBITDA* estimates Triples Peabody presence in largest exporting nation Diverse products serve fastest growing coal markets Significant growth platform from major expansion projects 500 million tons of thermal and metallurgical reserves Operational, marketing and transportation synergies * Based on publicly available estimates (First Call consensus) of EBITDA for the 12 months ending June 30, 2008.

Peabody and Excel Operations Australia Operations Serve Growth Markets

Australia Serves Long-Standing, High-Demand Global Coal Markets Australian metallurgical and thermal coal serves the fast-growing Asian markets Nearly one-third of the world's coal exports come from Australia U.S. Energy Information Administration projects Australian coal exports will increase 55% by 2030 1st Qtr 2nd Qtr East 384.4 247.6 West 737.8 516.4 2004 2030 Global Coal Flows (Tons in Millions) Australia Australia Total Total 248 764 1,122 384 Source: U.S. Department of Energy, Energy Information Administration, International Energy Outlook 2006.

Financial Earnings / multiple accretive Creates shareholder value Enhances profit margins Synergistic No legacy obligations Returns commensurate with level of risk Transaction in Line with Peabody Approach to Investments Operating Well-run operations Management talent in place Safe operations Low geologic risks Strategic Competitive advantage Material pro forma impact High growth market Coal reserves for future development Adds talent required to achieve growth objectives for core business Excel Acquisition Meets Disciplined Acquisition Criteria

Peabody Developing Btu Conversion and Advanced Generation Plants Agreement with Rentech to evaluate CTL sites in Montana and Midwest for coal-to-liquids facilities 10,000 to 30,000 BPD plants using 3 to 9 MTPY of coal Agreement with Arclight to explore CTG site using Conoco-Phillips E-Gas technology 35 BCFY plant using 3 MTPY of coal Ownership of up to 30% of Econo-Power International industrial synthetic gas company Development of two 1,500 MW generating plants 1,500 MW plants each using 6 MTPY of coal Founding partner of FutureGen Industrial Alliance Coal to Liquids, Coal to Gas and Clean Coal Generation

Continental U.S. Proven Oil Reserves 125.5 194.4 Peabody's Proven and Probable Coal Reserves Continental U.S. Natural Gas Reserves Largest U.S. Oil Company 167.2 110.5 Source: Annual reports for selected energy companies, Energy Information Administration's U.S. Crude Oil, Natural Gas, and Natural Gas Liquids Reserves. Peabody's Energy Reserves Are Unmatched Energy Value in Quadrillion Btus BTU Has 30 100+ Million-Ton Sites to Fuel Generation / Btu Conversion Largest U.S. Natural Gas Company 12.2

Source: Company filings and reports. Market capitalization values per YahooFinance on August 7, 2006. Btu Conversion = Value Conversion as We Narrow the Energy Valuation Gap Market Capitalization on Btu-Equivalent Basis Williams Anadarko ChevronTexaco Apache Devon Chesapeake ExxonMobil Peabody

DEMAND DRIVERS SUPPLY DRIVERS Global Coal Supply & Demand Supply/Demand Balance For Coal is Increasingly Bullish Escalating Cost Structures High Cost of Competing Fuels Higher Utilization of Existing Coal Fleet Coal-to-Liquids Plants and Btu Conversion Scarcity of Equipment and Labor High Steel Prices Declining Geology in Appalachia Strong U.S. Economic Growth Soaring Energy Demand in China and India Major Build-Out of New Coal-Based Plants Rail and Port Constraints Regulatory Environment: Safety and Permitting

BTU has Outstanding Outlook Best record of results Most leverage to rising markets Expanding margins from safe, low-cost operations Major organic growth using leading reserves Global expansion Btu Conversion markets Early stages of significant growth $381 $1,050 - $1,150 $2.00 - $2.43 Excludes discontinued operations and charges related to 2003 pre-tax debt extinguishment. Earnings per share values reflect March 2005 and February 2006 stock splits. July 20, 2006 targets for reference only. EBITDA (in millions) Earnings per share 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 EBITDA 381 406 410 559 870 1050 Earnings Per Share 0.1 0.98 0.865 1.375 3.15 4.25

UBS Energy Conference Houston August 9, 2006 Peabody Energy NYSE: BTU